UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2021, Kiniksa Pharmaceuticals, Ltd. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which a quorum for the transaction of business was present. Holders of the Company’s Class A common shares (“Class A Common Shares”) and Class B common shares (“Class B Common Shares”) as of the close of business on April 15, 2021 (the “Record Date”) were entitled to notice of and to vote at the Annual Meeting. Each Class A Common Share is entitled to one vote per share and each Class B Common Share is entitled to ten votes per share.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2021.

Proposal 1 – The election of Felix J. Baker, Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve until the 2024 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Felix J. Baker	32,782,124	8,450,135	3,111,864
Tracey L. McCain	35,881,809	5,350,450	3,111,864
Kimberly J. Popovits	35,840,708	5,391,551	3,111,864

Proposal 2 – The (a) appointment of PricewaterhouseCoopers LLP as the Company’s auditor until the close of the Company’s next Annual Meeting of Shareholders, (b) delegation to the Company’s Board of Directors, through the Audit Committee of the Board of Directors, of the authority to set the auditor’s remuneration for such period, and (c) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
44,257,066	65,984	21,073	0

Proposal 3 – The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
40,582,357	625,207	24,695	3,111,864

Proposal 4 – The vote, on a non-binding, advisory basis, on the frequency with which shareholders will be asked to cast a non-binding advisory vote on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstained
40,859,648	66,251	266,131	40,229

Based on the foregoing votes, (a) Felix J. Baker, Tracey L. McCain and Kimberly J. Popovits were elected as Class III directors, (b) Proposal 2 was approved, (c) Proposal 3 was approved, and (d) the Company’s shareholders recommended that future shareholder advisory votes on the compensation of the Company’s named executive officers be held every year. In accordance with the results of the non-binding, advisory vote of the Company’s shareholders and the recommendation of its board of directors, the Company has determined that future advisory votes on named executive compensation will be held every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: July 6, 2021	By:	/s/ Madelyn Zeylikman

Madelyn Zeylikman

Vice President, General Counsel and Secretary